Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

SECOND AMENDMENT TO THE RESTATED DELIVERY NETWORK AGREEMENT

Effective Date: April 4, 2022

This Second Amendment to the Restated Delivery Network Agreement (this “Second Amendment”) by and between Olo Inc. f/k/a Mobo Systems, Inc. (“Olo”) and DoorDash, Inc. (“DoorDash”) is hereby entered into effective as of the Effective Date set forth above. Capitalized terms used but not defined in this Amendment have the meanings given to those terms in the Agreement (as defined below).

WHEREAS, on April 22, 2021, Olo and DoorDash entered into the Restated Delivery Network Agreement (as amended, supplemented, and modified from time to time, the “Agreement”);

WHEREAS, on July 30, 2021, Olo and DoorDash entered into the Amendment to the Restated Delivery Network Agreement; and

WHEREAS, the parties wish to further modify or amend the terms of the Agreement as set forth in this Amendment.

The parties agree as follows:

A.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following shall be added to the end of Section E(2) of the Agreement (“DoorDash Obligations”):

“In the event DoorDash responds affirmatively to a Merchant’s request for delivery by DoorDash’s independent delivery providers, and the Product contained in such delivery includes [***].”

B.Pursuant to Section P(8) (Amendment/Modifications) of the Agreement which requires amendments to be made in writing, the parties hereby agree that the following shall be added to Section E(1) (“Olo Obligations”):
“Olo shall send DoorDash a [***] report containing a list of all Olo Merchants that sign up for the Delivery Services [***], including those Merchants that desire to use the Delivery Services for Products including [***]. The parties agree that DoorDash will enable Delivery Services for Products [***] for such Merchants only [***].”

C.Conflicts. In the event of any conflict between this Second Amendment and the Agreement, this Second Amendment shall control.

D.No Other Changes. Except as specifically set forth herein, there are no other modifications to the Agreement and all obligations outlined in the Agreement are in full force and effect. This Second Amendment may be modified or amended only by a separate writing signed by Olo and DoorDash expressly modifying or amending this Second Amendment.

E.Entire Agreement. The Agreement and this Second Amendment constitute the entire and complete understanding of the parties regarding its subject matter, and supersede all written agreements and understandings between the parties regarding its subject matter. Except as expressly amended and supplemented hereby, the Agreement shall remain in full force and effect.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE OLO INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO OLO INC. IF PUBLICLY DISCLOSED

ACCEPTED AND AGREED:

DOORDASH, INC.        OLO INC
By: /s/ Brian Busovsky By: /s/ Shalin Sheth_____________
Name: Brian Busovsky             Name: Shalin Sheth_____________
Title: Senior Manager, Drive             Title: VP & GM, Dispatch________
Date: April 4, 2022 ______________             Date: April 4, 2022 ______________

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